[Logo] M F S (R)
INVESTMENT MANAGEMENT                                        SEMIANNUAL REPORT
  We invented the mutual fund(R)                             JUNE 30, 2000




                               [Graphic Omitted]

                              A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) MID CAP
                              GROWTH SERIES

MFS(R) MID CAP GROWTH SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES
Jeffrey L. Shames* - Chairman and Chief Executive        INVESTMENT ADVISER
Officer, MFS Investment Management(R)                    Massachusetts Financial Services
                                                         Company
Nelson J. Darling, Jr.+ - Private investor and           500 Boylston Street
trustee                                                  Boston, MA 02116-3741

William R. Gutow+ - Private investor and real            DISTRIBUTOR
estate consultant; Vice Chairman, Capitol                MFS Fund Distributors, Inc.
Entertainment Management Company (video franchise)       500 Boylston Street
                                                         Boston, MA 02116-3741
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*                                       INVESTOR SERVICE
                                                         MFS Service Center, Inc.
PORTFOLIO MANAGER                                        P.O. Box 2281
Mark Regan*                                              Boston, MA 02107-9906

TREASURER                                                For additional information,
James O. Yost*                                           contact your investment professional.

ASSISTANT TREASURERS                                     CUSTODIAN
Mark E. Bradley*                                         State Street Bank and Trust Company
Ellen Moynihan*
                                                         WORLD WIDE WEB
SECRETARY                                                www.mfs.com
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


* MFS Investment Management
+ Independent Trustee


-----------------------------------------------------------------------------------------------------------
  NOT FDIC INSURED                            MAY LOSE VALUE                          NO BANK GUARANTEE
-----------------------------------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1. VOLATILITY CAN BE A GOOD THING
We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high stock prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2. INVEST FOR THE LONG TERM
You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- 5, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3. INVEST REGULARLY
Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into which portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares. And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4. DIVERSIFY
One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, by moving money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in 7 out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in 7 out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 17, 2000

(1) The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.

(2) Source: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89,
    '90s -- 12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
The series commenced investment operations on April 28, 2000. As a mid-cap portfolio, the series looks for growing businesses that have made the transition from small cap to mid cap. Often that means the portfolio's assets are invested in industries in which the competitive field has narrowed to just a few companies. Our goal is to use our research to pick the companies that will wind up dominating their fields and to invest in them early, before the market recognizes their true worth.

An example in the telecommunications area is American Tower Corp., our top holding. The company builds antenna towers and rents space on them to wireless and broadcast companies. What our research uncovered is that wireless voice and data carriers appear to be moving toward offering nationwide service, and there are only two tower operators that can rent them the necessary antennas on a national basis. American Tower is one of them. In addition, we think highly of American Tower's business model. Its operating expenses on a tower are fixed. As soon as it has two or more tenants on a tower, the company is making a healthy profit -- and each tower is designed to handle multiple tenants. Nationwide, various operators have about 65,000 towers in operation, and we believe that number will more than double within four years. So this appears to us to be a high-growth industry in which American Tower may be positioned to gain a dominant market share.

Our research also tries to uncover "second chance" opportunities in the mid-cap area. These are companies whose stock prices have stumbled but that we believe still have the potential to be leaders in their businesses. A stumble can result from events such as a quarterly earnings shortfall of a few cents per share or a change in pricing of a major product -- events that may cause the market to temporarily lose confidence in a company whose fundamentals we believe remain strong, and offer us a buying opportunity.

A second-chance holding in the portfolio is VISX, a company that makes equipment for performing laser eye surgery. VISX also receives a per-eye royalty for each patient. In late 1999, VISX dropped its royalty by over 50%, a move that it felt would open the market to millions of customers who could not have afforded surgery at the old price. In the short term, however, that devastated the company's earnings and caused the stock price to drop sharply. But what we believe the company did was assure its future; in our view, the steep drop in VISX's stock price made it a classic second-chance opportunity that could potentially be one of our better-performing stocks over the next year.

Looking to the period ahead, areas in which we see opportunity include technology, telecommunications, business services, and energy. Data storage companies such as Emulex and Seagate Technology are examples of companies that we feel remain at reasonable valuations and offer the prospect of strong performance. We will, however, continue to avoid those areas of technology where we feel that high valuations cannot be justified by our projections of future earnings.

We are also invested in several firms that are enabling business transactions on the Internet. Companies such as VeriSign, RSA Security, and CheckFree are providing services such as security, authentication, authorization, and transaction processing that we believe will be essential to making the Internet a reliable and low-cost medium for conducting business. We believe their customer bases could eventually number in the tens of millions, and that long term, these companies have the potential to become tremendously profitable businesses.

Finally, we see opportunity in two areas of the energy sector: deep-water oil drillers and natural gas exploration and production. Oil companies have found that the most productive wells are located in deep water over about 5,000 feet. The rigs to drill these wells take three years to build and are owned primarily by four companies: Transocean, Noble Drilling, Diamond Offshore, and Falcon. According to our research, when the price of oil is above $18 per barrel -- and it's currently in the mid- to high-20s -- the leases for these rigs are usually bid up in price every time they're renewed. So we think this is a good business to be in, and we own positions in most of the dominant rig companies.

Natural gas is an area dominated by a supply/demand imbalance. According to our research, demand for gas has been growing faster than that for any other form of energy, in part because electric utilities around the country have been adding gas-fired turbines to provide extra capacity at times of peak demand. Gas-drilling activity, however, declined around 1998 along with oil exploration, due to low energy prices. Late last year, we concluded that valuations of many gas exploration and production companies were at very attractive levels; concurrently, our analysis led us to believe the decline in supply could soon lead to rising gas prices. This combination of factors led us to increase our natural gas holdings at a time when most Wall Street analysts did not share our positive outlook for these stocks. In fact, price increases this year have exceeded even our expectations, benefiting our gas exploration and production holdings, including Newfield Exploration and EOG Resources.

    Respectfully,

/s/ Mark Regan

    Mark Regan
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Mark Regan is Senior Vice President of MFS Investment Management(R) and a portfolio manager of MFS(R) Mid Cap Growth Fund, MFS(R) Institutional Mid Cap Growth Fund, and MFS(R) Mid Cap Growth Series (part of MFS(R) Variable Insurance Trust(SM)).

He joined MFS in 1989 as a research analyst. He was named Investment Officer in 1990, Assistant Vice President in 1991, Vice President in 1992, portfolio manager in 1993, and Senior Vice President in 1999. Mr. Regan is a graduate of Cornell Univerity and the Sloan School of Management of the Massachusetts Institute of Technology.

All equity portfolio managers began their careers at MFS Investment Management(R) as research analysts. Our portfolio managers are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

SERIES FACTS

Objective: Seeks long-term growth of capital

Commencement of investment operations: April 28, 2000

Class inception: Initial Class  April 28, 2000
                 Service Class  May 1, 2000

Size: $1.8 million net assets as of June 30, 2000


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including all charges and expenses, for any MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2000

Stocks - 74.4%
-----------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES                VALUE
-----------------------------------------------------------------------------------------------------
U.S. Stocks - 72.0%
  Agricultural Products - 1.0%
    AGCO Corp.                                                             1,479           $   18,118
-----------------------------------------------------------------------------------------------------
  Business Machines - 1.4%
    Seagate Technology, Inc.*                                                468           $   25,740
-----------------------------------------------------------------------------------------------------
  Business Services - 5.3%
    Adelphia Business Solutions, "A"*                                        550           $   12,753
    National Data Corp.                                                       86                1,978
    NOVA Corp.*                                                            1,699               47,466
    Peregrine Systems, Inc.*                                                 394               13,667
    Radiant Systems, Inc.*                                                    25                  600
    S1 Corp.*                                                                745               17,368
                                                                                           ----------
                                                                                           $   93,832
-----------------------------------------------------------------------------------------------------
  Chemicals - 0.4%
    Rohm & Haas Co.                                                          220           $    7,590
-----------------------------------------------------------------------------------------------------
  Computer Software - Services - 2.0%
    Entrust Technologies, Inc.*                                              350           $   28,962
    ePresence, Inc.*                                                          34                  247
    RSA Security, Inc.*                                                       96                6,648
                                                                                           ----------
                                                                                           $   35,857
-----------------------------------------------------------------------------------------------------
  Computer Software - Systems - 7.9%
    Aspen Technology, Inc.*                                                  149           $    5,736
    Cerner Corp.*                                                            120                3,270
    CheckFree Holdings Corp.*                                              1,391               71,723
    Computer Network Technology Corp.*                                       156                2,711
    CSG Systems International, Inc.*                                         946               53,035
    MMC Networks, Inc.*                                                       44                2,351
    StorageNetworks, Inc.*                                                    10                  903
                                                                                           ----------
                                                                                           $  139,729
-----------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.1%
    Sportsline USA, Inc.*                                                    106           $    1,809
-----------------------------------------------------------------------------------------------------
  Containers - 1.4%
    Smurfit-Stone Container Corp.*                                         1,934           $   24,900
-----------------------------------------------------------------------------------------------------
  Electronics - 2.4%
    Cable Design Technologies Corp.*                                         211           $    7,068
    DuPont Photomasks, Inc.*                                                  93                6,371
    MKS Instruments, Inc.*                                                    87                3,404
    Sawtek, Inc.*                                                             20                1,151
    SIPEX Corp.*                                                             576               15,948
    The InterCept Group, Inc.*                                               158                2,686
    Veeco Instruments, Inc.*                                                  86                6,300
                                                                                           ----------
                                                                                           $   42,928
-----------------------------------------------------------------------------------------------------
  Entertainment
    Hearst-Argyle Television, Inc.*                                           25           $      488
-----------------------------------------------------------------------------------------------------
  Financial Institutions - 0.9%
    Edwards (A.G.), Inc.                                                     392           $   15,288
-----------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.9%
    Del Monte Foods Co.*                                                     350           $    2,384
    Keebler Foods Co.                                                        357               13,254
                                                                                           ----------
                                                                                           $   15,638
-----------------------------------------------------------------------------------------------------
  Internet - 4.0%
    Netzee, Inc.*                                                             62           $      355
    Switchboard, Inc.*                                                     2,008               20,080
    VeriSign, Inc.*                                                          289               51,008
                                                                                           ----------
                                                                                           $   71,443
-----------------------------------------------------------------------------------------------------
  Machinery - 0.9%
    Applied Science and Technology, Inc.*                                     92           $    2,380
    W.W. Grainger, Inc.                                                      460               14,174
                                                                                           ----------
                                                                                           $   16,554
-----------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.9%
    Cytyc Corp.*                                                             414           $   22,098
    IDEXX Laboratories, Inc.*                                                  7                  160
    Martek Biosciences Corp.*                                                283                5,306
    Total Renal Care Holdings, Inc.*                                         149                  894
    VISX, Inc.*                                                              196                5,500
                                                                                           ----------
                                                                                           $   33,958
-----------------------------------------------------------------------------------------------------
  Oil Services - 7.0%
    Diamond Offshore Drilling, Inc.                                          709           $   24,904
    Global Industries, Inc.*                                                 638               12,042
    Global Marine, Inc.*                                                     530               14,939
    Noble Affiliates, Inc.                                                   108                4,023
    Noble Drilling Corp.*                                                  1,648               67,877
                                                                                           ----------
                                                                                           $  123,785
-----------------------------------------------------------------------------------------------------
  Oils - 11.7%
    Apache Corp.                                                             731           $   42,992
    EOG Resources, Inc.                                                    1,748               58,558
    Houston Exploration Co.*                                                 158                3,970
    Newfield Exploration Co.*                                              1,482               57,983
    Transocean Sedco Forex, Inc.                                             817               43,658
                                                                                           ----------
                                                                                           $  207,161
-----------------------------------------------------------------------------------------------------
  Pharmaceuticals - 3.2%
    IntraBiotics Pharmaceuticals, Inc.*                                      727           $   19,402
    United Therapeutics Corp.*                                               339               36,739
                                                                                           ----------
                                                                                           $   56,141
-----------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.2%
    Scholastic Corp.*                                                         47           $    2,873
-----------------------------------------------------------------------------------------------------
  Retail - 2.1%
    BJ's Wholesale Club, Inc.*                                             1,103           $   36,399
    Gymboree Corp.*                                                          183                  549
                                                                                           ----------
                                                                                           $   36,948
-----------------------------------------------------------------------------------------------------
  Supermarkets - 3.2%
    Kroger Co.*                                                            2,596           $   57,274
-----------------------------------------------------------------------------------------------------
  Telecommunications - 14.1%
    American Tower Corp., "A"*                                             1,861           $   77,580
    Ancor Communications, Inc.*                                            1,901               67,990
    Aware, Inc.*                                                             110                5,624
    Cabletron Systems, Inc.*                                                 573               14,468
    Covad Communications Group, Inc.*                                        110                1,774
    Emulex Corp.*                                                            953               62,600
    i3 Mobile, Inc.*                                                         160                2,940
    Intermedia Communications, Inc.*                                          91                2,707
    MGC Communications, Inc.*                                                 40                2,398
    Pinnacle Holdings, Inc.*                                                  22                1,188
    Spectrasite Holdings, Inc.*                                               21                  596
    Time Warner Telecom, Inc., "A"*                                          170               10,944
                                                                                           ----------
                                                                                           $  250,809
-----------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                          $1,278,863
-----------------------------------------------------------------------------------------------------
Foreign Stocks - 2.4%
  Canada - 0.5%
    Diversinet Corp. (Computer Software - Services)*                         640           $    7,600
-----------------------------------------------------------------------------------------------------
  Israel - 1.9%
    Check Point Software Technologies Ltd. (Computer
      Software - Services)*                                                   40           $    8,470
    Fundtech Ltd. (Computer Software - Systems)*                             990               25,740
                                                                                           ----------
                                                                                           $   34,210
-----------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                       $   41,810
-----------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,275,416)                                                 $1,320,673
-----------------------------------------------------------------------------------------------------

Short-Term Obligations - 50.9%
-----------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
-----------------------------------------------------------------------------------------------------
    American Express Credit Corp., due 7/03/00                             $  65           $   64,975
    Associates First Capital Corp., due 7/03/00                               70               69,973
    Federal Home Loan Bank, due 7/03/00                                      700              699,744
    Morgan Stanley Dean Witter & Co., due 7/05/00                             70               69,947
-----------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                            $  904,639
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,180,055)                                            $2,225,312

Other Assets, Less Liabilities - (25.3)%                                                     (449,331)
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $1,775,981
-----------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $2,180,055)                $2,225,312
  Investments of cash collateral for securities loaned, at
    identified cost and value                                           243,218
  Cash                                                                    1,635
  Receivable for series shares sold                                     106,748
  Receivable for investments sold                                         2,188
  Dividends and interest receivable                                          51
                                                                     ----------
      Total assets                                                   $2,579,152
                                                                     ----------
Liabilities:
  Payable for series shares reacquired                               $       33
  Payable for investments purchased                                     559,873
  Collateral for securities loaned, at value                            243,218
  Payable to affiliates -
    Management fee                                                           34
    Reimbursement fee                                                         5
    Distribution fee                                                          8
                                                                     ----------
      Total liabilities                                              $  803,171
                                                                     ----------
Net assets                                                           $1,775,981
                                                                     ==========
Net assets consist of:
  Paid-in capital                                                    $1,709,019
  Unrealized appreciation on investments and translation of
    assets and liabilities in
    foreign currencies                                                   45,257
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                    21,191
  Accumulated undistributed net investment income                           514
                                                                     ----------
      Total                                                          $1,775,981
                                                                     ==========
Shares of beneficial interest outstanding                             164,998
                                                                      =======
Initial Class shares:

  Net asset value, offering price, and redemption price per
    share (net assets of $242,793 / 22,520 shares of
    beneficial interest outstanding)                                  $10.78
                                                                      ======
Service Class shares:

  Net asset value, offering price, and redemption price per
    share (net assets of $1,533,188 / 142,478 shares of
    beneficial interest outstanding)                                  $10.76
                                                                      ======

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2000
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                            $ 1,456
    Dividends                                                                62
                                                                        -------
      Total investment income                                           $ 1,518
                                                                        -------
  Expenses -
    Management fee                                                      $   736
    Shareholder servicing agent fee                                          38
    Distribution fee (Service Class)                                        121
    Administrative fee                                                       17
    Registration fees                                                       875
    Miscellaneous                                                           131
                                                                        -------
      Total expenses                                                    $ 1,918
    Reduction of expenses by investment adviser                            (914)
                                                                        -------
      Net expenses                                                      $ 1,004
                                                                        -------
        Net investment income                                           $   514
                                                                        -------
Realized and unrealized gain on investments:
  Realized gain from investment transactions (identified
    cost basis)                                                         $21,191
                                                                        -------
  Change in unrealized appreciation from investments                     45,257
                                                                        -------
        Net realized and unrealized gain on investments and
          foreign currency                                              $66,448
                                                                        -------
          Increase in net assets from operations                        $66,962
                                                                        =======

See notes to financial statements.

Statement of Changes in Net Assets (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2000
-------------------------------------------------------------------------------
Increase in net assets:
From operations -
    Net investment income                                            $      514
    Net realized gain on investments and foreign currency
      transactions                                                       21,191
    Net unrealized gain on investments and foreign currency
      translation                                                        45,257
                                                                     ----------
      Increase in net assets from operations                         $   66,962
                                                                     ----------
Net increase in net assets from series share transactions            $1,709,019
                                                                     ----------
      Total increase in net assets                                   $1,775,981
Net assets:
    At beginning of period                                                 --
                                                                     ----------
    At end of period (including accumulated undistributed net
      investment income of $514)                                     $1,775,981
                                                                     ==========

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------
                                                               PERIOD ENDED
                                                               JUNE 30, 2000*
                                                                (UNAUDITED)
-------------------------------------------------------------------------------
                                                            INITIAL CLASS SHARES
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                $10.00
                                                                     ------
Income from investment operations# -
  Net investment income                                              $ 0.01
  Net realized and unrealized gain on investments and foreign
    currency                                                           0.77
                                                                     ------
    Total from investment operations                                 $ 0.78
                                                                     ------
Net asset value - end of period                                      $10.78
                                                                     ======
Total return                                                           7.80%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                           0.91%+
  Net investment income                                                0.40%+
Portfolio turnover                                                      109%
Net assets at end of period (000 Omitted)                            $  243

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                          $(0.01)
        Ratios (to average net assets):
          Expenses##                                                   1.84%+
          Net investment loss                                         (0.53)%+
    * For the period from the commencement of the series' investment operations, April 28, 2000, through June 30, 2000.
    + Annualized.
   ++ Not annualized.
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

-------------------------------------------------------------------------------
                                                                PERIOD ENDED
                                                                JUNE 30, 2000*
                                                                 (UNAUDITED)
-------------------------------------------------------------------------------
                                                           SERVICE CLASS SHARES
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                $10.00
                                                                     ------
Income from investment operations# -
  Net investment income                                              $ 0.01
  Net realized and unrealized gain on investments and foreign
    currency                                                           0.75
                                                                     ------
    Total from investment operations                                 $ 0.76
                                                                     ------
Net asset value - end of period                                      $10.76
                                                                     ======
Total return                                                           7.60%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                           1.10%+
  Net investment income                                                0.60%+
Portfolio turnover                                                      109%
Net assets at end of period (000 Omitted)                            $1,533

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution and service fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                          $ --
        Ratios (to average net assets):
          Expenses##                                                   2.03%+
          Net investment loss                                         (0.33)%+
    * For the period from the inception of Service Class shares, May 1, 2000, through June 30, 2000.
    + Annualized.
   ++ Not annualized.
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Mid Cap Growth Series (the series) is a diversified series of MFS Variable Insurance Trust (the Trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of the series are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 2000, there were 5 shareholders of the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the series with indemnification against Borrower default.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2000, the value of securities loaned was $238,159. These loans were collateralized by U.S. Treasury securities of $3,377 and cash of $243,218, which was invested in the following short-term obligation:

                                                                AMORTIZED COST
                                                    SHARES           AND VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio       243,218            $243,218

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series' operating expenses, exclusive of management and distribution fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 2000, aggregate unreimbursed expenses amounted to $914.

The series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund
Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series incurs an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7  billion               0.0000%

Distributor - The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay MFD up to 0.25% per annum of its average daily net assets attributable to Service Class shares in order that MFD may pay expenses on behalf of the series related to the distribution of its shares. A portion of this distribution fee is currently being paid by the series; payment of the remaining 0.05% per annum of the Service Class distribution fee will become payable on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the six months ended June 30, 2000, were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $1,864,458 and $610,233, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $2,180,055
                                                                ----------
Gross unrealized appreciation                                   $   73,737
Gross unrealized depreciation                                      (28,480)
                                                                ----------
    Net unrealized appreciation                                 $   45,257
                                                                ==========

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                                   PERIOD ENDED JUNE 30, 2000*
                                                   ---------------------------
                                                       SHARES          AMOUNT
------------------------------------------------------------------------------
Shares sold                                             22,520      $  225,200
                                                       -------      ----------

Service Class shares
                                                   PERIOD ENDED JUNE 30, 2000*
                                                   ---------------------------
                                                       SHARES          AMOUNT
------------------------------------------------------------------------------
Shares sold                                            229,824      $2,383,747
Shares reacquired                                      (87,346)       (899,928)
                                                       -------      ----------
    Net increase                                       142,478      $1,483,819
                                                       =======      ==========

 * For the period from the series' commencement of investment operations, April 28, 2000, through June 30, 2000.
** For the period from the inception of Service Class shares, May 1, 2000, through June 30, 2000.

(6) Line of Credit
The series and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The series had no borrowings during the period.

(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.
                                                              VMC-3  8/00   600